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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): JULY 23, 2003

                                 FRIEDMAN'S INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                      0-22356                  58-20583
(State or other jurisdiction    (Commission File Number)      (IRS Employer
     of incorporation)                                     Identification No.)


                               4 WEST STATE STREET
                             SAVANNAH, GEORGIA 31401
                    (Address of principal executive offices)

                                 (912) 233-9333
              (Registrant's telephone number, including area code)


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ITEM 9. REGULATION FD DISCLOSURE.

      Attached hereto as Exhibit 99.1 is a press release published by Friedman's Inc. on July 23, 2003, which announced Friedman's financial results for its third fiscal quarter ended June 28, 2003, and which included unaudited pro-forma consolidated balance sheets and income statements for Friedman's and Crescent Jewelers Inc. for the nine-month period ended June 28, 2003. This information is being furnished by Friedman's pursuant to "Item 12. Results of Operations and Financial Condition" of Form 8-K.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             FRIEDMAN'S INC.
                                             (Registrant)



Date: July 24, 2003                          By: /s/ Victor M. Suglia
                                                 ------------------------------
                                                 Victor M. Suglia
                                                 Senior Vice President,
                                                 Chief Financial Officer,
                                                 Treasurer and Secretary


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